VK-SLO-SUP-1 120111
Prospectus Supplement dated December 1, 2011
Invesco Van Kampen Senior Loan Fund
The purpose of this mailing is to provide you with changes to the current Prospectus, dated June 28, 2011, for Class A, Class B, Class C, Class IB and Class IC Shares of Invesco Van Kampen Senior Loan Fund.
Following a number of meetings in October and November 2011, the Board of Trustees of Invesco Van Kampen Senior Loan Fund (the “Fund”) has unanimously approved a Plan of Redomestication (the “Plan”) pursuant to which the Fund would redomesticate as a Delaware statutory trust.
The Plan requires approval by the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around July 2012. If the Plan is approved by shareholders, the redomestication is expected to be consummated shortly thereafter.
A Proxy Statement will be sent to shareholders to seek their approval of the Plan, which will include a full discussion of the redomestication and the factors the Board of Trustees considered in approving the Plan.